UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2022

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cityplace Drive, Suite 200, St. Louis, MO 63141
(Address of principal executive offices)

Registrant’s telephone number, including area code (323) 538-5799

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Compensatory Arrangements of Certain Officers

Effective October 1, 2022 Jack Wong was appointed President and CEO of Verde Resources, Inc. (“Verde” or the “Company”). On October 1, 2022 the Company’s Board of Directors adopted an employment and compensation agreement for Mr. Wong (the “Agreement”). The Agreement provides for an employment term of five (5) years. Mr. Wong will receive an annual salary of USD $287,650 inclusive of any tax payable as required by law. The Company will also provide Mr. Wong an executive vehicle, executive housing, health benefits, and equity incentives upon the Company adopting an equity incentive plan.

Item 9.01 Financial Statements and Exhibits

Exhibits.

99.1	Employment and Compensation Agreement for Jack Wong dated September 30, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
President and CEO

Date: October 6, 2022

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